UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 20, 2012

HICKS ACQUISITION COMPANY II, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35411	80-0611167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1200 Dallas, TX		75201
(Address of principal executive offices)		(Zip code)

(214) 615-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on May 18, 2012 with the Securities and Exchange Commission (the “SEC”), on May 16, 2012, Hicks Acquisition Company II, Inc. (“HACII”) entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with HH-HACII, L.P. (the “Sponsor”), Appleton Papers Inc. (“Appleton”) and Paperweight Development Corp. (“PDC”) and a Cross Purchase Agreement with PDC, pursuant to which, through a series of transactions, Appleton will become, subject to stockholder approval and other closing conditions, a non-wholly-owned subsidiary of HACII (the “Transaction”). On June 20, 2012, HACII entered into Amendment No. 1 to Equity Purchase Agreement (the “Amendment”) with the Sponsor, Appleton and PDC, which amends the Equity Purchase Agreement to (i) allow HACII to seek approval to amend the terms of HACII’s outstanding warrants (“Warrants”) to purchase shares of common stock of HACII (“Common Stock”), (ii) increase the amount of cash that must remain in the trust account established in connection with HACII’s initial public offering in order to satisfy a closing condition and (iii) give HACII the flexibility to seek approval of a charter amendment to extend HACII’s dissolution deadline by 60 days, if HACII so desires, to pursue the Transaction.

The Amendment permits HACII to seek the approval of the holders of 65% of its outstanding publicly-held Warrants to amend the warrant agreement that governs the Warrants to (i) make each Warrant (including the 15,000,000 Warrants issued in HACII’s initial public offering (the “Public Warrants”) and the 6,666,667 warrants purchased by the Sponsor (the “Sponsor Warrants”)) exercisable for one-half of one share of Common Stock (rather than one full share) at an exercise price of $6.00 per half-share (the “Warrant Adjustment”), (ii) allow each holder of Public Warrants to elect, for each such outstanding Public Warrant (in exchange for the reduction of shares for which the Public Warrants are exercisable), either (x) the right to receive $0.625 in cash or (y) the right to exercise the existing warrant for an additional 0.0879 of a share of Common Stock (the “Public Earnout Shares”), at an exercise price of $0.0001, in the event the last sales price of shares of Common Stock equals or exceeds $12.00 per share for 20 trading days out of 30 consecutive trading days on or prior to the fifth anniversary of the closing of the Transaction, subject to a limitation that the holders of no more than 4,550,626 Public Warrants may receive the Public Earnout Shares and (iii) cause the Sponsor to receive (in exchange for the reduction of shares for which the Sponsor Warrants are exercisable) an additional 0.0879 of a share of Common Stock per Sponsor Warrant (the “Sponsor Earnout Shares”), subject to forfeiture by the Sponsor in the event the last sales price of shares of Common Stock does not equal or exceed $12.00 per share for 20 trading days out of 30 consecutive trading days on or prior to the fifth anniversary of the closing of the Transaction (collectively, the “Warrant Amendment Proposal”). The Sponsor Earnout Shares are effectively the same as the Public Earnout Shares, as the economic value of both the Sponsor Earnout Shares and the Public Earnout Shares are triggered by the same target stock price. The effect of the Warrant Adjustment will be to reduce the number of shares of Common Stock issuable upon exercise of the Warrants by half (excluding the Public Earnout Shares).

In addition, the Amendment (i) amends a closing condition that previously required there to be at least $75.0 million in cash held in trust, after giving effect to any redemptions and permitted repurchases of Common Stock in connection with the stockholder vote to approve the Transaction, to increase such amount to $82.0 million and (ii) gives HACII the ability to seek to amend its charter (with approval of holders of 65% of HACII’s outstanding Common Stock) to extend HACII’s dissolution deadline by 60 days, if HACII so desires, for purposes of consummating the Transaction.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transactions between HACII, PDC and Appleton. In connection with the proposed transactions, HACII has filed a preliminary proxy statement on Schedule 14A and a revised preliminary proxy statement on Schedule 14A, each of which is available free of charge on the SEC’s web site, http://www.sec.gov. The information contained in the preliminary filings is not complete and may be changed. HACII plans to file and mail to stockholders a definitive proxy statement with respect to the proposed transactions. WE URGE STOCKHOLDERS TO READ THE PRELIMINARY PROXY STATEMENTS, THE DEFINITIVE PROXY STATEMENT (WHEN AVAILABLE), AND OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HACII AND THE TRANSACTION. Investors will be able to obtain free copies of the preliminary proxy statements and the definitive proxy statement (when available) as well as other filed documents containing information about HACII on the SEC’s website at http://www.sec.gov. Free copies of HACII’s SEC filings are also available from HACII upon written request to Hicks Acquisition Company II, Inc., 100 Crescent Court, Suite 1200, Dallas, Texas 75201.

Participants in the Solicitation

HACII and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests in HACII is contained in HACII’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 8, 2012, the preliminary proxy statement regarding the Transaction, which was filed with the SEC on May 17, 2012, the revised preliminary proxy statement regarding the Transaction, which was filed with the SEC on June 21, 2012, and will also be contained in the definitive proxy statement regarding the Transaction when it becomes available. HACII’s stockholders may obtain additional information about the interests of the directors and officers of HACII in the Transaction by reading the proxy statements and other materials to be filed with the SEC regarding the Transaction when such information becomes available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Transaction and the HACII’s plans, objectives, and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this report. HACII undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 8.01.	Other Events.

On June 21, 2012, HACII issued a press release with respect to the proposed amendments to the Warrants described in this report. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
2.1*	Amendment No. 1 to Equity Purchase Agreement, dated as of June 20, 2012, by and among Hicks Acquisition Company II, Inc., HH-HACII, L.P., Appleton Papers Inc. and Paperweight Development Corp.
99.1*	Press Release, dated June 21, 2012.

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 22, 2012	Hicks Acquisition Company II, Inc.

	By:	/s/ Christina Weaver Vest
Name: Christina Weaver Vest
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1*	Amendment No. 1 to Equity Purchase Agreement, dated as of June 20, 2012, by and among Hicks Acquisition Company II, Inc., HH-HACII, L.P., Appleton Papers Inc. and Paperweight Development Corp.
99.1*	Press Release, dated June 21, 2012.

*	Filed herewith.